SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
December 5, 2005
Date of report (Date of earliest event reported)
ARDEN REALTY, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-12193	95-4578533
(State of other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
11601 Wilshire Boulevard
Fourth Floor
Los Angeles, California 90025
(Address of principal executive offices) (Zip Code)
(310) 966-2600
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
     On December 1, 2005, the Compensation Committee of the Board of Directors (the “Committee”) of Arden Realty, Inc. (the “Company”) approved the following:
(a)	Establishment of Fiscal 2006 Base Salaries. The Committee approved fiscal 2006 base salaries for the following executives, pursuant to their respective employment agreements, effective February 16, 2006, equal to:

Richard S. Ziman	$825,000
Victor J. Coleman	$675,000
Richard S. Davis	$475,000
Robert C. Peddicord	$385,000
Howard Stern	$325,000
David Swartz	$275,000
(b)	Executive Restricted Stock Awards. Pursuant to the Incentive Plan and as part of the Company’s long-term incentive award program, the Committee approved an award of restricted stock to each of the following executives, effective December 1, 2005, equal to:

	Total Shares	Time-Based	Performance-
	Granted	Awards	Based Awards
Richard S. Ziman	86,692	43,346	43,346
Victor J. Coleman	37,928	18,964	18,964
Richard S. Davis	21,674	10,837	10,837
Robert C. Peddicord	21,674	10,837	10,837
Howard Stern	16,254	8,127	8,127
David Swartz	13,004	6,502	6,502
     The total restricted stock awarded to each executive will be allocated 50% as a time-based award and 50% as a performance-based award. Each award will be governed by restricted stock agreements. The Form of each agreement was filed as an exhibit to the Company’s current report on Form 8-K filed on April 15, 2005. This current report describes certain terms of these restricted stock agreements, and such descriptions are qualified in their entirety by reference to the full text of such agreements.
     Pursuant to the applicable restricted stock agreement, the time-based awards and the performance-based awards will vest in equal installments on each of the next five anniversary dates of the award, assuming certain performance targets are met, with regard to the performance-based awards. The Committee has determined that the performance-based awards require that the Company achieve certain pre-determined financial hurdles in each of the five years the restricted stock vests. The financial hurdles are based upon Total Return to Shareholders (“TRS”). For the applicable restricted stock to vest, the Company’s TRS must exceed certain market benchmarks. The formula incorporates a carryback/carryforward feature that would, in essence, average the TRS performance over the five-year vesting period. The vesting of both time-based awards and performance-based awards will accelerate upon an executive’s death or disability or a change in control of the Company. In addition, the Committee has determined that all future long-term incentive awards will be made solely in restricted stock, rather than in options or in a combination of options and restricted stock.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 5, 2005	ARDEN REALTY, INC.
	By:	/s/ Richard S. Davis
Richard S. Davis
Executive Vice President and Chief Financial Officer